VANGUARD
CONVERTIBLE
SECURITIES FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

     At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        3


                                   Report From
                                   The Adviser

                                        5


                                   Performance
                                     Summary

                                        7


                                    Portfolio
                                     Profile

                                        8


                                    Financial
                                   Statements

                                       11


                                    Report Of
                                   Independent
                                   Accountants

                                       19


                                  Directors And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan



FELLOW SHAREHOLDER,


     Vanguard Convertible Securities Fund's fiscal year ended November 30, 1996--our tenth full year of operations--was a pretty good period for convertible securities. Although interest rates edged higher, causing interest-sensitive securities to decline in value, the stock market enjoyed a second consecutive year of banner returns. Our Fund provided a solid return of +14.9%, albeit one that trailed our two competitive standards.

     This table presents the Fund's total return (capital change plus reinvested dividends) for the year compared with those of the average convertible securities fund and our principal unmanaged benchmark, the Goldman Sachs Convertible 100 Index. We also show the returns of the two indexes that we have traditionally used as a proxy for the broad market environment: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Aggregate Bond Index.

--------------------------------------------------
                                   TOTAL RETURN
                                 FISCAL YEAR ENDED
                                 NOVEMBER 30, 1996
--------------------------------------------------
Vanguard Convertible Securities Fund  +14.9%
--------------------------------------------------
Average Convertible Securities Fund   +15.9%
--------------------------------------------------
Goldman Sachs Convertible 100 Index   +15.2%
--------------------------------------------------
S&P 500 Index                         +27.9%
Lehman Aggregate Bond Index           + 6.1
--------------------------------------------------

     The Fund's return is based on an increase in net asset value from $12.03 per share on November 30, 1995, to $13.07 per share on November 30, 1996, with the latter figure adjusted for the reinvestment of four quarterly dividends totaling $0.54 per share paid from net investment income, plus a December 1995 distribution of $0.14 per share from net realized capital gains. (Net realized capital gains totaling $1.29 per share were distributed in December 1996.)

FISCAL 1996 PERFORMANCE OVERVIEW

The bull market in stocks continued during fiscal 1996, as investor optimism was fueled by moderate economic growth, subdued inflation, and rising corporate profits. The S&P 500 Index provided positive returns in every month except July on the way to a return of +27.9%. Interest rates fluctuated considerably during the fiscal year but ended it just a shade higher than where they began, leaving bond prices a bit lower.

     In this environment, the returns on convertible bonds--which are hybrid securities exhibiting some of the characteristics of bonds and some of stocks--were about midway between the returns of stocks and the returns of intermediate-term bonds. The +14.9% return of Vanguard Convertible Securities Fund was satisfying on an absolute basis but paled a bit when compared to the +15.2% return of the Goldman Sachs Index and the +15.9% return of the average convertible securities fund.

     Although we generally try not to make too much of this kind of marginal difference in performance over a one-year period, we want to be clear that the Fund's performance in fiscal 1996 was impaired by the portfolio restructuring conducted by our new investment adviser, Oaktree Capital Management. (Oaktree assumed its management responsibilities on November 1, 1996, as noted in our announcement to shareholders on October 2.)

While it is difficult to precisely quantify the impact on the Fund, we estimate that transaction costs associated with the restructuring represented a "drag" on our performance of roughly 50 basis points (0.50%). What's more, security sales increased our net realized capital gains by approximately $1.00 per share, to a total of $1.29 per share.

     These costs, while substantial, were in line with our expectations. We believe they will be fully justified by enhanced relative returns in the future. Now that the process of change is complete, the portfolio today fully reflects Oaktree's investment decisions, and we will carefully evaluate its performance from this point forward.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the Fund's record over the past decade compared to those of the average convertible securities fund and the Goldman Sachs Index. During this extended period, our Fund matched the results of its typical competitor; however, both our Fund and its peers fell short of the return of the Index.

-----------------------------------------------------------------------
                                               TOTAL RETURN
                                      10 YEARS ENDED NOVEMBER 30, 1996
                                    -----------------------------------
                                        AVERAGE    FINAL VALUE OF
                                         ANNUAL        A $10,000
                                          RATE    INITIAL INVESTMENT
-----------------------------------------------------------------------
Vanguard Convertible Securities Fund+      9.7%        $25,319
-----------------------------------------------------------------------
Average Convertible Securities Fund+       9.7%        $25,224
-----------------------------------------------------------------------
Goldman Sachs Convertible 100 Index      +10.2%        $26,474
-----------------------------------------------------------------------

     Our shortfall relative to the Index is more than accounted for by our annual expense ratio (expenses as a percentage of average net assets) of 0.69%. The Index is a theoretical construct that incurs none of the real-world costs of fund management and administration. That said, we enjoy an annual expense advantage of 0.81% over the average convertible securities fund, which had an expense ratio of 1.50%. In other words, although we matched the performance of our peers on a net (after-expense) basis over the past decade, we lagged our peers on a gross basis. As we noted in prior Reports, we expect the Fund's investment adviser to enhance the natural expense advantage we enjoy relative to our competition. So, we hope and expect that the change in adviser will help to achieve this objective.

     We should emphasize, of course, that future returns on convertible securities may be lower than those of the past decade, which was an extremely favorable period for financial assets. Indeed, with yields on long-term bonds considerably lower now than they were ten years ago, and with stock prices seemingly at elevated levels based on several valuation measures, investors may do well to temper their expectations.

IN SUMMARY

While no one can accurately predict what will happen in the financial markets over the next decade--or even the next year--it seems unlikely that financial assets will enjoy a repeat of the exceptional returns of the past 15 years. In fact, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced investment portfolio will be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not prove so in the future.


/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

Chairman of the Board                                 President
December 20, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1996
                                         -------------------------------
                                           1 YEAR    3 YEARS   5 YEARS
------------------------------------------------------------------------
Equity
   S&P 500 Index                            27.9%      21.0%     18.2%
   Russell 2000 Index                       16.5       14.0      16.8
   MSCI-EAFE Index                          12.1       11.7       9.9
------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index               6.1%       6.5%      7.9%
   Lehman 10-Year Municipal
     Bond Index                              5.7        6.2       8.0
   Salomon 90-Day U.S. Treasury Bills        5.3        5.0       4.4
------------------------------------------------------------------------
Other
   Consumer Price Index                      3.2%       2.8%      2.9%
------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

     Having taken on the management of Vanguard Convertible Securities Fund on November 1, we are pleased to write our first adviser's report. In it, we will introduce our investment approach and set out what you should expect of us and the Fund in the years to come.

     The people who work at Oaktree Capital Management LLC began to manage convertible-securities portfolios more than 18 years ago. Since then, we have stuck to and refined our approach to convertibles.

     First, our approach stresses recognizing what convertibles can do. In our view, they are unlikely to outperform the stock market in bullish times or fall badly behind in harsher environments. Instead, we think they can do reasonably well under a wide variety of scenarios: Although they are rarely the best performers, they are highly unlikely to be the worst. Thus, we view convertibles as balanced, versatile, and defensive. It is our goal to put together portfolios that will reflect these attributes--capturing the vast majority of the stock market's rise when things go well and providing substantial protection should prices turn down.

     For these reasons, we never buy convertibles that will perform just like stocks (nor as a rule do we buy stocks themselves, for that matter). These would give us full participation if the market did well, but they would give us no protection if it didn't. Likewise, we don't buy convertibles that will behave just like non-convertible bonds; these offer great protection but no upside potential. Rather, we buy only balanced convertibles that we expect to provide good participation in market gains (but less than 100%) and good protection from declines.

     Second, we realize that even our portfolios won't work all the time. They may not share in the upside every year nor protect against every decline, but we think in the long run they will do almost as well as stocks with less risk and more income. That's what we have accomplished in the past, and that's our goal for the future.

     That said, 1996 presented some challenges for investors in convertibles. The stock market's gains were concentrated in a short list of prominent, high-quality stocks that were not well represented in the convertible universe. And convertibles have a tough time keeping up when the market streaks ahead as it did in November.

     The performance of Oaktree's convertible portfolios this year was very good in the absolute and well ahead of the convertible benchmarks, but it trailed the stock market indexes, as often happens when stocks have an excellent year. When this has occurred in the past, what generally followed were periods when stock market performance cooled off and the gains spread out to include a broader list of stocks. Convertibles catch up at these times, and we think they are likely to do so again.

     We will position the Fund in securities we think are likely to do well in a wide variety of markets. We will hold very few, if any, common stocks or non-convertible bonds. Because of the versatility and defensive nature of

INVESTMENT PHILOSOPHY

     The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

our convertibles, we won't make allowances for future market movements by raising or lowering cash reserves; thus the portfolios will always be nearly fully invested--and thoroughly diversified in a large number of both industries and individual securities.

     We spent November repositioning our portfolios to reflect these policies. In that process, we sold 60% of the Fund's October 31 holdings, including substantial investments in common stocks and in convertibles that we thought would act like either common stocks (without defensive characteristics) or non-convertible bonds (without upside potential). We also sold securities that did not fully satisfy our fundamental requirements.

     With the proceeds, we purchased almost $100 million of convertibles that we feel provide a balance of upside potential and downside protection. After these transactions, 91.4% of the Fund's total net assets was invested in convertible bonds and convertible preferred stocks. The restructuring is largely completed; among the areas we have highlighted are technology, communications, and energy.

     An example of the securities we have purchased in this period is the Staples Inc. 4.5% convertible bond due to be repaid in full in 2000. Each $1,000 bond is convertible into 45.45 shares of Staples common stock. The price we paid--$1,040 per bond--is only 14% above the value of the stock into which it is convertible, and at that price (only 16% above what we think this bond would be worth if it weren't convertible), its current yield is 4.3%. We believe that if Staples stock appreciates, this bond will capture about 80% of the rise, whereas if there is a correction, we will suffer only about 20% of the decline. To us, this is a very attractive investment.

     While past performance proves little about the future, our portfolios made up of securities like the Staples bond have historically done almost as well as stocks on average, and they have accomplished this with much less risk. This record has been built during an unusually good 18-year period during which the stock market, on balance, rose strongly. We think we will be able to keep it up if the market continues to rise, and if it doesn't, we think the defensive nature of our convertibles will serve us particularly well.

     We look forward in future letters to further describing our approach and the performance it produces.

Oaktree Capital Management LLC

December 9, 1996

PERFORMANCE SUMMARY: CONVERTIBLE SECURITIES FUND


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 6/17/86-11/30/96
--------------------------------------------
      CONVERTIBLE SECURITIES FUND   GOLDMAN
                                     SACHS*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1986       -2.0%    1.8%    -0.2%      0.5%
1987      -19.0     4.2    -14.8      -5.1
1988       11.4     7.4     18.8      16.4
1989       10.7     7.0     17.7       9.4
1990      -16.3     5.4    -10.9     -12.8
1991       21.7     7.5     29.2      24.9
1992       19.9%    6.1%    26.0%     21.8%
1993        9.5     4.4     13.9      17.0
1994       -8.5     4.1     -4.4      -2.7
1995       11.9     5.2     17.1      25.9
1996        9.9     5.0     14.9      15.2
--------------------------------------------

*Goldman Sachs Convertible 100 Index.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
------------------------------------------------------------------------------------------------------
Convertible Securities  Lipper Convertible Securities   Goldman Sachs Convertible
1986  11  10000                     10000                          10000
1987  02  11051                     10820                          11137
1987  05  10434                     10681                          11225
1987  08  11023                     11305                          12194
1987  11   8518                      9084                           9490
1988  02   9853                     10045                          10834
1988  05   9751                     10191                          10977
1988  08   9916                     10383                          10994
1988  11  10123                     10489                          11042
1989  02  10665                     11019                          11818
1989  05  11627                     11671                          12369
1989  08  12334                     12319                          12671
1989  11  11915                     11960                          12083
1990  02  11593                     11694                          11523
1990  05  12351                     12201                          11995
1990  08  11125                     11468                          11176
1990  11  10611                     10842                          10542
1991  02  12159                     12199                          12098
1991  05  13295                     13146                          12945
1991  08  13716                     13680                          13297
1991  11  13714                     13572                          13171
1992  02  15739                     14921                          14820
1992  05  15655                     15138                          14977
1992  08  15849                     15389                          15337
1992  11  17280                     16081                          16041
1993  02  17592                     16653                          16821
1993  05  18519                     17728                          17796
1993  08  19036                     18657                          18533
1993  11  19677                     18676                          18762
1994  02  20075                     19136                          19423
1994  05  18808                     18469                          18557
1994  08  19491                     19152                          19271
1994  11  18821                     18260                          18253
1995  02  19080                     18629                          19089
1995  05  20103                     20032                          20702
1995  08  21639                     21368                          22327
1995  11  22040                     21768                          22977
1996  02  22562                     22743                          24167
1996  05  24140                     23980                          25172
1996  08  23857                     23793                          24938
1996  11  25319                     25224                          26474


-------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED NOVEMBER 30, 1996
                           ---------------------------------- FINAL VALUE OF A
                               1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
-------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND    14.88%     13.05%      9.73%       $25,319
AVERAGE CONVERTIBLE
  SECURITIES FUND              15.88      13.20       9.69         25,224
GOLDMAN SACHS CONVERTIBLE
  100 INDEX                    15.22      14.99      10.23         26,474
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
-------------------------------------------------------------------------------------------
                                                                          10 YEARS
                              INCEPTION                           -------------------------
                                DATE       1 YEAR      5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
Convertible Securities Fund    6/17/86     15.41%      12.72%      4.44%    5.60%  10.04%
-------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

PORTFOLIO PROFILE: CONVERTIBLE SECURITIES FUND
NOVEMBER 30, 1996


This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Securities                     73
Yield                                  2.9%
Conversion Premium                    22.7%
Average Weighted Maturity         5.8 years
Average Coupon                         4.3%
Average Quality                          Ba
Average Duration                  4.9 years
Foreign Holdings                       5.1%
Turnover Rate                           97%
Expense Ratio                         0.69%
Cash Reserves                          5.4%


VOLATILITY MEASURES
-------------------------------------------
                      CONVERTIBLE
                       SECURITIES   S&P 500
-------------------------------------------
R-Squared                    0.52      1.00
Beta                         0.68      1.00

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                            --
1-5 Years                             40.3%
5-10 Years                            58.9
10-20 Years                            0.8
20-30 Years                             --
Over 30 Years                           --
-------------------------------------------
Total                                100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                    --
Aa                                     --
A                                      7.5%
Baa                                   24.9
Ba                                    13.9
B                                     41.1
Not Rated                             12.6
----------------------------------------------
Total                                100.0%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------
Home Depot Inc.                        4.1%
Office Depot, Inc.                     3.3
Magna International Inc.               2.9
International Paper                    2.7
Comcast Corp.                          2.5
Integrated Health Services, Inc.       2.3
Mutual Risk Management Ltd.            2.3
Berkshire Hathaway                     2.2
Saks Holdings Inc.                     2.1
Aspect Telecommunications Corp.        2.0
-------------------------------------------
Top Ten                               26.4%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------------------------------------------------------------------
                                                 NOVEMBER 30, 1995    NOVEMBER 30, 1996
                                              ---------------------------------------------
                                              CONVERTIBLE SECURITIES CONVERTIBLE SECURITIES
                                              ---------------------------------------------
Basic Materials ...........................           10.0%                  5.6%
Capital Goods & Construction ..............            9.5                   8.2
Consumer Cyclical .........................           25.8                  27.5
Consumer Staples ..........................            0.8                   5.2
Energy ....................................            4.8                   7.1
Financial .................................           18.1                  13.6
Health Care ...............................            3.4                   8.0
Technology ................................           24.9                  17.5
Transport & Services ......................            2.7                   1.9
Utilities .................................             --                   4.3
Miscellaneous .............................             --                   1.1
-------------------------------------------------------------------------------------------

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a portfolio reach maturity and are repaid. In general, the longer the average weighted maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to a portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a portfolio exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20%
($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a convertible securities fund was 1.50% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate securities a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's securities invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets represented by its ten largest security holdings. As this percentage rises, a portfolio's returns are likely to be more volatile since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest or dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement- date values.

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
CONVERTIBLE SECURITIES FUND            (000)        (000)
---------------------------------------------------------
CONVERTIBLE BONDS (66.0%)
---------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (6.5%)
   Hexcel Corp.
    7.00%, 8/1/03                     $1,000   $    1,332
   Thermo Electron Corp. Euro
    4.25%, 1/1/03                      1,600        1,800
   Thermo Electron Corp.
    4.25%, 1/1/03                      1,000        1,125
   Thermo Instrument Systems Inc.
    4.50%, 10/15/03                    3,000        3,120
   Varlen Corp.
    6.50%, 6/1/03                      2,000        2,000
   WMX Technologies Inc.
    2.00%, 1/24/05                     1,600        1,576
                                                ---------
                                                   10,953
                                                ---------

CONSUMER CYCLICAL (19.5%)
   Hilton Hotels Corp.
    5.00%, 5/15/06                     1,600        1,754
   Home Depot Inc.
    3.25%, 10/1/01                     5,000        4,937
   Magna International Inc.
    5.00%, 10/15/02                    4,255        4,915
   Marriott International Inc.
    0.00%, 3/25/11                     4,500        2,542
   Office Depot, Inc.
    0.00%, 12/11/07                    8,900        5,529
   Pep Boys (Manny, Moe, & Jack)
    0.00%, 9/20/11                     3,000        1,703
   Saks Holdings Inc.
    5.50%, 9/15/06                     3,500        3,544

   Scholastic Corp.
    5.00%, 8/15/05                     1,400        1,585
   Speedway Motorsports Inc.
    5.75%, 9/30/03                     2,000        1,965
   The Sports Authority Inc.
    5.25%, 9/15/01                     1,720        1,716
   Staples Inc.
    4.50%, 10/1/00                     2,685        2,900
                                                ---------
                                                   33,090
                                                ---------
CONSUMER STAPLES (4.7%)
   Comcast Corp.
    3.375%, 9/9/05                     4,700        4,277
   Imax Corp.
    5.75%, 4/1/03                        500          490
   Jacor Communications Inc.
    0.00%, 6/12/11                     4,500        1,907
   Time Warner Inc.
    0.00%, 12/17/12                    3,550        1,331
                                                ---------
                                                    8,005
                                                ---------
ENERGY (4.9%)
   Nabors Industries Inc.
    5.00%, 5/15/06                     1,000        1,270
   Pennzoil Co.
    4.75%, 10/1/03                     1,880        2,204
   Pogo Producing Co.
    5.50%, 6/15/06                       910        1,094
   Seacor Holdings Inc.
    5.375%, 11/15/06                   1,650        1,914
   Swift Energy Co.
    6.25%, 11/15/06                    1,715        1,887
                                                ---------
                                                    8,369
                                                ---------


---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
CONVERTIBLE SECURITIES FUND            (000)        (000)
---------------------------------------------------------
FINANCIAL (8.0%)
   Banco de Galicia, S.A.
    7.00%, 8/1/12                     $2,500   $    2,725
   Berkshire Hathaway
    1.00%, 12/3/01                     4,160        3,775
   Meditrust
    6.875%, 11/15/98                   2,000        2,040
   Mutual Risk Management Ltd.
    0.00%, 10/30/15                    9,820        3,854
   Penn Treaty America Corp.
    6.25%, 12/1/03                     1,100        1,133
                                                ---------
                                                   13,527
                                                ---------
HEALTH CARE (7.3%)
   Alza Corp.
    0.00%, 7/14/14                     3,900        1,687
   Integrated Health Services, Inc.
    5.75%, 1/1/01                      4,150        3,901
   PhyCor Inc.
    4.50%, 2/15/03                     1,500        1,575
   Renal Treatment Centers, Inc.
    5.625%, 7/15/06                    1,390        1,397
   Tenet Healthcare Corp.
    6.00%, 12/1/05                     2,700        2,835
   Vivra Inc.
    5.00%, 7/1/01                      1,000        1,048
                                                ---------
                                                   12,443
                                                ---------
TECHNOLOGY (11.2%)
   Data General Corp.
    7.75%, 6/1/01                      1,000        1,007
   General Instrument Corp.
    5.00%, 6/15/00                     1,989        2,126
   Motorola, Inc.
    0.00%, 9/27/13                     4,630        3,299
   National Data Corp.
    5.00%, 11/1/03                     2,830        2,844
   Platinum Technology Inc.
    6.75%, 11/15/01                    2,600        2,847
   Quantum Corp.
    5.00%, 3/1/03                      1,855        2,479
   SynOptics Communications, Inc.
    (Convertible into Bay Networks)
    5.25%, 5/15/03                     2,750        2,616
   Xilinx Inc.
    5.25%, 11/2/02                     1,640        1,785
                                                ---------
                                                   19,003
                                                ---------
TRANSPORT & SERVICES (1.7%)
   Continental Airlines, Inc.
    6.75%, 4/15/06                     2,600        2,873
                                                ---------
UTILITIES (1.2%)
   Midcom Communications Inc.
    8.25%, 8/15/03                     2,000        2,040
                                                ---------

MISCELLANEOUS (1.0%)
   ADT Corp.
    0.00%, 7/6/10                      2,865        1,730
                                                ---------
---------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (Cost $111,313)                                112,033
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (25.4%)
---------------------------------------------------------
BASIC MATERIALS (5.1%)
   Freeport McMoRan, Inc. 7.00%       58,800   $    1,632
   International Paper $2.625         95,000        4,536
-  Titanium Metals Corp. $3.125       50,400        2,570
                                                ---------
                                                    8,738
                                                ---------
CAPITAL GOODS & CONSTRUCTION (1.0%)
   Owens Corning 6.50%                30,000        1,710
                                                ---------

Consumer Cyclical (5.6%)
-  Designer Finance 6.00%             18,900          850
   Golden Books Financial Trust
    8.75%                             35,000        2,030
   Hollinger International 9.75%     176,200        1,894
   Kmart Financing 7.75%              40,400        2,035
-  News Corp. Ltd. 6.00%              11,500        1,087
-  Wendy's International, Inc.
    Series A 5.00%                    30,200        1,597
                                                ---------
                                                    9,493
                                                ---------
ENERGY (1.6%)
   Unocal Corp. 6.25%                 46,000        2,662
                                                ---------

FINANCIAL (4.5%)
   Catellus Development Corp. $3.625  38,000        2,024
-  Insignia Financial 6.50%           35,900        1,876
   Merrill Lynch & Co., Inc. 6.25%    44,400        1,721
-  Penncorp Financial Group, Inc.
    $3.50                             33,300        1,931
                                                ---------
                                                    7,552
                                                ---------
TECHNOLOGY (4.8%)
   Globalstar Telecommunications
    6.50%                             43,000        2,473
-  Loral Space & Communications
    Ltd. 6.00%                        49,900        2,807
   SFX Broadcasting Inc. 6.50%        25,000        1,106
-  Vanstar Financial Trust 6.75%      32,000        1,828
                                                ---------
                                                    8,214
                                                ---------
UTILITIES (2.8%)
   AirTouch Communications, Inc.
    Series C 4.25%                    44,200        2,033
-  Cincinnati Bell, Inc. 6.25%        44,100        2,657
                                                ---------
                                                    4,690
                                                ---------
---------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $41,696)                                  43,059
---------------------------------------------------------
COMMON STOCKS (3.3%)
---------------------------------------------------------
+  Aspect Telecommunications Corp.    63,196        3,444
   Home Depot, Inc.                   40,000        2,085
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,755)                                    5,529
---------------------------------------------------------


---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.2%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.71%, 12/2/96
   (COST $8,918)                      $8,918        8,918
---------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $164,682)                                169,539
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------
Other Assets--Note C                                8,320
Liabilities                                        (8,135)
                                                ---------
                                                      185
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 12,988,172 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)             $169,724
=========================================================

NET ASSET VALUE PER SHARE                          $13.07
=========================================================

* See Note A in Notes to Financial Statements.
o Non-Income Producing Security. New issue that has not paid a dividend as of November 30, 1996.
+ Non-Income Producing Security.

---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
 Paid in Capital--Note A            $147,081       $11.33
  Undistributed Net
   Investment Income--
   Notes A and D                       1,033          .08
  Accumulated Net Realized
   Gains--Note D                      16,753         1.29
  Unrealized Appreciation--
   Note E                              4,857          .37
---------------------------------------------------------
 NET ASSETS                         $169,724       $13.07
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------
                                                             CONVERTIBLE SECURITIES FUND
                                                            YEAR ENDED NOVEMBER 30, 1996
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $  1,926
   Interest                                                                        4,786
----------------------------------------------------------------------------------------
      Total Income                                                                 6,712
----------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B                                                  578
   The Vanguard Group--Note C
      Management and Administrative                                                  457
      Marketing and Distribution                                                      30
   Taxes (other than income taxes)                                                     6
   Custodian Fees                                                                      6
   Auditing Fees                                                                       7
   Shareholders' Reports                                                              30
   Annual Meeting and Proxy Costs                                                      4
   Directors' Fees and Expenses                                                        1
                                                                                --------
      Total Expenses                                                               1,119
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              5,593
----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                   17,085
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES           (478)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $22,200
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                              CONVERTIBLE SECURITIES FUND
                                                                YEAR ENDED NOVEMBER 30,
                                                              ---------------------------
                                                                      1996          1995
                                                                     (000)         (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $     5,593   $     7,924
   Realized Net Gain                                                17,085         1,884
   Change in Unrealized Appreciation (Depreciation)                   (478)       17,030
                                                              ---------------------------
      Net Increase in Net Assets Resulting from Operations          22,200        26,838
                                                              ---------------------------
DISTRIBUTIONS
   Net Investment Income                                            (7,267)       (7,826)
   Realized Capital Gain                                            (1,993)       (2,865)
                                                              ---------------------------
      Total Distributions                                           (9,260)      (10,691)
                                                              ---------------------------
NET EQUALIZATION CHARGES--Note A                                        --          (324)
                                                              ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           32,298        22,103
   Issued in Lieu of Cash Distributions                              8,032         9,297
   Redeemed                                                        (55,628)      (50,607)
                                                              ---------------------------
      Net Decrease from Capital Share Transactions                 (15,298)      (19,207)
-----------------------------------------------------------------------------------------
   Total Decrease                                                   (2,358)       (3,384)
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               172,082       175,466
                                                              ---------------------------
   End of Year                                                    $169,724      $172,082
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                            2,601         1,995
   Issued in Lieu of Cash Distributions                                666           866
   Redeemed                                                         (4,586)       (4,586)
                                                              ---------------------------
      Net Decrease in Shares Outstanding                            (1,319)       (1,725)
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                              CONVERTIBLE SECURITIES FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1996         1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $12.03       $10.94       $12.89       $11.77       $ 9.82
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .43          .52          .53          .56          .56
    Net Realized and Unrealized Gain (Loss) on Investments       1.29         1.26        (1.04)        1.03         1.92
                                                               ----------------------------------------------------------
        Total from Investment Operations                         1.72         1.78         (.51)        1.59         2.48
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.54)        (.51)        (.53)        (.47)        (.53)
    Distributions from Realized Capital Gains                    (.14)        (.18)        (.91)          --           --
                                                               ----------------------------------------------------------
        Total Distributions                                      (.68)        (.69)       (1.44)        (.47)        (.53)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $13.07       $12.03       $10.94       $12.89       $11.77
=========================================================================================================================

TOTAL RETURN                                                   14.88%       17.10%       -4.35%       13.87%       26.01%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                           $170         $172         $175         $202         $120
    Ratio of Total Expenses to Average Net Assets               0.69%        0.75%        0.73%        0.71%        0.85%
    Ratio of Net Investment Income to Average Net Assets        3.43%        4.63%        4.68%        4.44%        4.80%
    Portfolio Turnover Rate                                       97%          46%          52%          81%          55%
    Average Commission Rate Paid                               $.0594          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Convertible securities are valued at the latest quoted bid prices. Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. EQUALIZATION: Prior to December 1995, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of December 1, 1995, the Fund discontinued equalization accounting and has reclassified accumulated net equalization credits of $816,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. Under a contract that expires October 31, 1998, the Fund pays Oaktree Capital Management LLC an investment advisory fee calculated at an annual percentage rate of average net assets. Prior to November 1, 1996, Desai Capital Management, Inc. served as adviser to the Fund. For the year ended November 30, 1996, the aggregate investment advisory fee represented an effective annual rate of 0.35% of the Fund's average net assets after giving effect to a fee waiver of $13,000 (0.01%) during the period January 1, 1996, to February 29, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1996, the Fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 1996, the Fund purchased $153,584,000 of investment securities and sold $177,847,000 of investment securities, other than temporary cash investments. Gains of $313,000 on securities held less than one year are treated as ordinary income for tax purposes and will be included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At November 30, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,857,000, consisting of unrealized gains of $8,078,000 on securities that had risen in value since their purchase and $3,221,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Convertible Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD CONVERTIBLE SECURITIES FUND

This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates $11,165,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

     For corporate shareholders, 15.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
            of The Vanguard Group, Inc. and of
            each of the investment companies in
            The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
            and Director of The Vanguard Group,
            Inc. and of each of the investment
            companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
            Director of Rhone-Poulenc Rorer
            Inc.; Director of Sun Company, Inc.
            and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
            Atlantic and Pacific Tea Co., Alco
            Standard Corp., Raytheon Co.,
            Knight-Ridder, Inc., and Massa-
            chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The
            Brookings Institution; Director of
            American Express Bank Ltd., The St.
            Paul Companies, Inc., and National
            Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
            Professor of Economics, Princeton
            University; Director of Prudential
            Insurance Co. of America, Amdahl
            Corp., Baker Fentress & Co., The
            Jeffrey Co., and Southern New
            England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
            Chief Executive Officer of NACCO
            Industries, Inc.; Director of NACCO
            Industries, The BFGoodrich Co., and
            The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
            Officer of The Nature Conservancy;
            formerly, Director and Senior Partner of McKinsey & Co. and President of New
            York University; Director of Pacific Gas and Electric Co., Procter & Gamble
            Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of
            Nabisco Brands, Inc.; retired Vice
            Chairman and Director of RJR
            Nabisco; Director of TECO Energy,
            Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
            Officer of Rohm & Haas Co.;
            Director of Cummins Engine Co.;
            Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
            President and Secretary of The
            Vanguard Group, Inc.; Secretary of
            each of the investment companies in
            The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
            Vanguard Group, Inc.; Treasurer of
            each of the investment companies in
            The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
            Vanguard Group, Inc.; Controller of
            each of the investment companies in
            The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
            Information Technology.

JAMES H. GATELY, Senior Vice President,
            Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
            Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
            Institutional.

RALPH K. PACKARD, Senior Vice President and
             Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
      Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)

Q820-11/96